B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . © 2025 Babcock & Wilcox Enterprises, Inc. All rights reserved.1 C O M PA N Y O V E R V I E W November 2025

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . © 2025 Babcock & Wilcox Enterprises, Inc. All rights reserved.2 IMPORTANT INFORMATION Safe Harbor Statement Babcock & Wilcox Enterprises, Inc. (“B&W Enterprises” or “B&W”) cautions that this presentation contains forward-looking statements within the meaning of federal securities laws. All statements other than statements of historical or current fact included in this presentation are forward-looking statements, including, without limitation, statements relating to the company's business outlook and expected financial performance expectations regarding future growth, opportunities, expansion and profitability, outlook and expectations regarding B&W’s BrightLoop technology and statements about our support of net-zero, decarbonization and sustainable power ambitions and key technologies, data centers and electric demand, as well as statements about B&W’s future pipeline of new projects and business within its Renewable, Environmental and Thermal operating segments and their impact on future shareholder value. These forward-looking statements are based on management’s current expectations and involve a number of risks and uncertainties, including, among other things: our financial condition and ability to continue as a going concern and potential reactions thereto; our amendments and waivers to our Debt Facilities (as defined in our Annual Report on Form 10-K for the year ended December 31, 2024); our need for additional financing to continue as a going concern; our ability to improve our financial position or to obtain additional capital or refinance any of our debt in the future on commercially reasonable terms or at all; our ability to maintain adequate bonding and letter of credit capacity; risks associated with contractual pricing in our industry; our relationships with customers, subcontractors and other third parties; our ability to comply with our contractual obligations; disruptions at our manufacturing facilities or a third-party manufacturing facility that we have engaged; the actions or failures of our co-venturers; our ability to implement our growth strategy, including through strategic acquisitions, which we may not successfully consummate or integrate; our evaluation of strategic alternatives for certain businesses and non-core assets, which may not result in successful transactions; the risks of unexpected adjustments and cancellations in our backlog; risks associated with our new and projected data center projects; professional liability, product liability, warranty and other claims; our ability to compete successfully against current and future competitors; our ability to develop and successfully market new products; the impacts of industry conditions and public health crises; the cyclical nature of the industries in which we operate; changes in the legislative and regulatory environment in which we operate; supply chain issues, including shortages of adequate components; failure to properly estimate customer demand; our ability to comply with the covenants in our debt agreements; our ability to refinance any of our debt in the future on commercially reasonable terms or at all; our ability to maintain adequate bonding and letter of credit capacity; impairment of goodwill or other indefinite-lived intangible assets; credit risk; disruptions in, or failures of, our information systems; our ability to comply with privacy and information security laws; our ability to protect our intellectual property and use the intellectual property that we license from third parties; risks related to our international operations, including fluctuations in the value of foreign currencies, current and future changes to global tariffs, sanctions and export controls that could harm our profitability; volatility in the price of our common stock; B. Riley’s significant influence over us; changes in tax rates or tax law; our ability to use net operating loss and certain tax credits; our ability to maintain effective internal control over financial reporting; our ability to attract and retain skilled personnel and senior management; labor problems, including negotiations with labor unions and possible work stoppages; risks associated with our retirement benefit plans; natural disasters or other events beyond our control, such as war, armed conflicts or terrorist attacks; and the other factors specified and set forth under "Risk Factors" in our periodic reports filed with the Securities and Exchange Commission, including, without limitation, the risks described in the Company's Annual Report on Form 10-K for the year ended December 31, 2024 under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" (as applicable). These factors should be considered carefully, and B&W Enterprises cautions you not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation, and undertakes no obligation to update or revise any forward-looking statement, except to the extent required by applicable law. Bookings and Backlog Bookings and backlog are our measure of remaining performance obligations under our sales contracts. It is possible that our methodology for determining bookings and backlog may not be comparable to methods used by other companies. Implied backlog and implied bookings include projects awarded or under contract but not fully released for performance. We generally include expected revenue from contracts in our backlog when we receive written confirmation from our customers authorizing the performance of work and committing the customers to payment for work performed. Backlog may not be indicative of future operating results, and contracts in our backlog may be canceled, modified or otherwise altered by customers. Backlog can vary significantly from period to period, particularly when large new build projects or operations and maintenance contracts are booked because they may be fulfilled over multiple years. Because we operate globally, our backlog is also affected by changes in foreign currencies each period. We do not include orders of our unconsolidated joint ventures in backlog. Bookings represent changes to the backlog. Bookings include additions from booking new business, subtractions from customer cancellations or modifications, changes in estimates of liquidated damages that affect selling price and revaluation of backlog denominated in foreign currency. We believe comparing bookings on a quarterly basis or for periods less than one year is less meaningful than for longer periods, and that shorter-term changes in bookings may not necessarily indicate a material trend. Pipeline Pipeline represents our uncontracted, potential revenue, which has a reasonable likelihood of contract execution. Pipeline is an internal metric monitored by management to understand the anticipated growth of our Company and our estimated future revenue. We cannot guarantee that our pipeline will result in actual revenue in the originally anticipated period or at all. Pipeline may not generate margins equal to our historical operating results. Our customers may experience project delays or cancel orders as a result of external market factors and economic or other factors beyond our control. If our pipeline fails to result in revenue as anticipated or in a timely manner, we could experience a reduction in revenue, profitability, and liquidity.

WE'RE A GLOBAL ENERGY LEADER, POWERING THE WORLD SINCE 1867

Providing high quality, innovative technologies for nearly 160 years

- From our first patent for a more efficient boiler to more than 17,000 patents since, we continue to drive innovation and change
- Today, we are a globally recognized technology leader and innovator providing advanced energy and environmental products and services

Meeting critical, growing and immediate power needs for customers and the world

- Providing efficient, reliable, readily available power solutions for AI factories and data centers, utilities and industrial customers including coal-fired generation, natural gas-fired power plants, and plant conversions to meet rising energy demands
- Delivering systems, parts and field services to keep plants operating efficiently and effectively

Advancing solutions for the future energy landscape

- Our hydrogen production, carbon capture, renewable energy and environmental technologies support the reduction of greenhouse gases, including CO_2 and methane, in an environmentally friendly way



BABCOCK & WILCOX ENTERPRISES, INC. 3
© 2025 Babcock & Wilcox Enterprises, Inc. All rights reserved.

WE'RE LEVERAGING A VAST INSTALLED BASE AND PROVEN TECHNOLOGIES

More than **300** operating utility and industrial boiler units in the U.S. and nearly **200** operating utility and industrial boiler units across **40** countries around the world.

More than **5,000** industrial water-tube package boilers and other waste heat recovery products installed in a variety of facilities.

Average of more than **500,000** U.S. Boilermakers' construction manhours per year over last five years. One of the top five Boilermaker employers in the U.S. utility industry.

More than **300+** renewable energy units at facilities globally (consuming over **61** million tonnes of waste per year) and a leader in plant availability. Serving utility, waste management, municipality and investment firm customers.

Large worldwide installed base of wet and dry scrubbers for SO_X reduction, particulate control equipment, NO_X reduction technologies, and mercury control systems to meet environmental regulations. Flue gas pre-treatment technologies for use with CO_2 capture.



B&W'S MORE THAN 400 GIGAWATTS OF INSTALLED GLOBAL CAPACITY AT UTILITY AND INDUSTRIAL PLANTS CREATES LARGE GROWTH OPPORTUNITIES FOR PARTS, SERVICES AND RETROFITS

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© 2025 Babcock & Wilcox Enterprises, Inc. All rights reserved.

WE'RE CAPITALIZING ON SIGNIFICANT OPPORTUNITIES FOR PROFITABLE GROWTH

Delivering proven, reliable, readily available power generation technologies, construction and parts and maintenance services, to meet the growing demand of artificial intelligence data centers



Increasing global demand to keep plants operating at peak efficiency with replacement parts, upgrades and field services, as well as ignitors and control systems through our FPS subsidiary


B&W



Large coal-to-gas conversion projects, along with higher-margin aftermarket parts and services to support our large global installed base and competitors' units, and opportunities to expand our geographical presence to support these markets



Solid global pipeline* of $10 to $12 billion, including identified project opportunities that can be converted into bookings, including B&W's AI data center pipeline of over $3 to $5 billion and $2.6 billion in BrightLoop™ and ClimateBright™ opportunities.

** Refer to our Important Information on page 2 regarding pipeline.*

BABCOCK & WILCOX ENTERPRISES, INC. 5
© 2025 Babcock & Wilcox Enterprises, Inc. All rights reserved.

AI FACTORIES AND DATA CENTERS: RISING POWER DEMAND AND OPPORTUNITIES

- **Electric Demand Forecast Soaring**
  - Total data center demand expected to be 176GW by 2035; up from 33GW in 2024
- **Primary U.S. Data Center Buyers**
  - Artificial Intelligence infrastructure consortiums
  - Hyperscaler cloud providers
  - Private equity and investment firms
- **Key B&W Developments for this Growing Market**
  - Strategic Partnership with Denham Capital to convert existing coal plants to power data centers in U.S. and Europe
  - Limited notice to proceed on $1.5 billion project to deliver one gigawatt of power for Applied Digital AI Factory; full notice to proceed expected January 2026.
- **Smart, Fast-Track B&W Solutions for AI Factories and Data Centers**
  - Off-the-shelf 300 MW natural gas-fired boiler and steam turbine designs
  - Provides fast, efficient, readily available, redundant power
  - Modular, field-erected and scalable with accelerated startup
  - On-site or co-located power supply to eliminate grid issues







Capital expenditure is expected to exceed $1 trillion within the next five years for electric and gas utilities, and also reach $1 trillion within the next three years for data centers

* https://www.deloitte.com/us/en/insights/industry/power-and-utilities/data-center-infrastructure-artificial-intelligence.html

BABCOCK & WILCOX ENTERPRISES, INC. 6

© 2025 Babcock & Wilcox Enterprises, Inc. All rights reserved.

B&W AND APPLIED DIGITAL PARTNER FOR POWER FOR AI FACTORY PROJECT

- B&W designing and installing 4x300MW natural gas-fired boilers and steam turbines
- LNTP for $1.5B project; full release expected 1Q2026
- Plant to begin operation in 2028
- Expect ongoing parts and services contract to support AI factory's operations





B&W brings efficient and effective technologies + decades of experience + a strong record of successful execution

BABCOCK & WILCOX ENTERPRISES, INC. 7
© 2025 Babcock & Wilcox Enterprises, Inc. All rights reserved.

GROWING U.S. ELECTRICITY DEMAND

Record Electricity Consumption

- 2026 again expected to set record
- U.S. reserve margins reaching dangerous lows
- Weather-dependent electricity struggles to meet demand



ELECTRICITY DEMAND (TWh)
8000
7000
6000
5000
4000
3000
2000
1000
0
1990
2000
2010
2020
2030
2040
2050
YEAR
ELECTRICITY DEMAND:
HISTORICAL
PROJECTED

Long-Term Demand and Pressures

- Power demand to climb 25% by 2030 from 2023 levels
- Growth fueled by:
  - AI and data centers
  - Electric vehicles
  - Manufacturing reshoring
- "Coal is going to be around for longer that people thought"

Coal Supply and Demand

- U.S. EIA projects coal consumption increase of 6% in 2025
- Coal generation up 15% in first half of 2025
- U.S. coal plants, running at higher capacity factors, represents best source of incremental power over next several years



Sources: EIA, Wood Mackenzie, Thomson Reuters, U.S. EIA Monthly Energy Report and Peabody Analysis

BABCOCK & WILCOX ENTERPRISES, INC.
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© 2025 Babcock & Wilcox Enterprises, Inc. All rights reserved.

BABCOCK & WILCOX PROFILE

- **Headquarters:** Akron, Ohio USA
- **Founded:** 1867
- **Ownership:** Public (NYSE: BW)
- **Employees:** ~1,500
- **LTM Revenue September 2025:** ~$623.1M

B&W CONSOLIDATED



FUEL TYPE
Coal 49%
Natural Gas 26%
Pulp & Paper 8%
Biomass/EFW 4%
Other 13%
PRODUCTS & SERVICES
Parts 42%
A/M Projects 30%
Construction 28%
INDUSTRIAL VS UTILITY
Industrial 28%
Utility 72%



FUEL TYPE
PRODUCTS & SERVICES
INDUSTRIAL VS UTILITY
N. AMERICA
Coal 50%
NG 28%
P&P 8%
Other 14%
Parts 42%
A/M Prj 24%
Const 34%
Ind 28%
Utility 72%
ASIA
Coal 87%
Other 13%
Parts 86%
A/M Prj 14%
Ind 20%
Utility 80%
EUROPE
NG 5%
Bio/EFW 93%
Other 2%
Parts 3%
A/M Prj 97%
Ind 22%
Utility 78%
ME/A
Coal 98%
Other 2%
Parts 16%
A/M Prj 84%
Ind 14%
Utility 86%
OTHER
Coal 28%
NG 63%
P&P 6%
Bio/EFW 2%
Other 1%
Parts 27%
A/M Prj 73%
Ind 69%
Utility 31%

Notes: All charts based on LTM September 30, 2025 revenues, unless otherwise noted.
1. Backlog does not include shorter lead-time parts and services.
2. Refer to our Important Information on page 2 regarding bookings and backlog.

Disclaimer: B&W Enterprises cautions not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation and may be impacted by the risks described in our SEC reports. We undertake no obligation to update or revise any forward-looking statement, except to the extent required by applicable law.

BABCOCK & WILCOX ENTERPRISES, INC.
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© 2025 Babcock & Wilcox Enterprises, Inc. All rights reserved.

GLOBAL PRESENCE, SOLID PIPELINE*

B&W AI Data Center pipeline reaches \$3 to \$5 billion; total global pipeline of \$10 to \$12 billion



PIPELINE: 2025-2027
Addressable Market
Europe
More than $5B
PIPELINE: 2025-2027
Addressable Market
Americas
More than $11B
PIPELINE: 2025-2027
Addressable Market
Asia-Pacific
More than $6B
PIPELINE: 2025-2027
Addressable Market
Middle East & Africa
More than $3B
B&W LOCATIONS
Manufacturing
Service Facilities
Construction
Sales/Support
Sales Reps

3-YEAR PIPELINE
$8B AMERICAS
$1.4B EUROPE
$555M APAC
$573M ME/A

A WIDE FOOTPRINT AND ONGOING EXPANSION POSITIONS B&W TO LEVERAGE MARKET TRENDS AROUND THE WORLD

Note: Pipeline does not include parts, small service and construction. * Refer to our Important Information on page 2 regarding pipeline.

Disclaimer: B&W Enterprises cautions not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation and may be impacted by the risks described in our SEC reports. We undertake no obligation to update or revise any forward-looking statement, except to the extent required by applicable law.

BABCOCK & WILCOX ENTERPRISES, INC.
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© 2025 Babcock & Wilcox Enterprises, Inc. All rights reserved.

LEADERSHIP TEAM



Chairman and Chief Executive Officer
Kenneth Young



Executive Vice President and Chief Financial Officer
Cameron Frymyer



Executive Vice President and Chief Commercial Officer
Jimmy B. Morgan



Executive Vice President, General Counsel and Corporate Secretary
John J. Dziewisz



Chief Technology Officer
Brandy Johnson



Senior Vice President, Corporate Operations
Gillianne Hetrick



Vice President, Corporate Development
Sarah Serafin



Non-Executive Advisor
Dr. Homaira Akbari

BABCOCK & WILCOX ENTERPRISES, INC.
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© 2025 Babcock & Wilcox Enterprises, Inc. All rights reserved.

CORPORATE GOVERNANCE

BOARD OF DIRECTORS



Chairman and Chief Executive Officer
Kenneth Young



Henry Bartoli



Rebecca Stahl



Joseph Tato



Alan Howe



Philip Moeller



Naomi Boness

BABCOCK & WILCOX ENTERPRISES, INC.
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© 2025 Babcock & Wilcox Enterprises, Inc. All rights reserved.

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . © 2025 Babcock & Wilcox Enterprises, Inc. All rights reserved.13 FINANCIAL INFORMATION

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . © 2025 Babcock & Wilcox Enterprises, Inc. All rights reserved.14 CONSOLIDATED FINANCIAL SUMMARY - CONTINUING OPERATIONS ($ in millions) Three Months Ended September 30, 2025 Trailing Twelve Months Ending September 30, 2025 Revenue $ 149.0 $ 623.1 Gross margin $ 37.1 $ 152.1 Selling, general and administrative expenses $ 29.8 $ 121.7 Operating income $ 6.5 $ 21.2 Note: Figures may not be clerically accurate due to rounding.

CAPITAL STRUCTURE – PRO FORMA

($ in millions)		September 30, 2025
CAPITALIZATION:		
Total Debt[1]		**$ 309.3**
Senior Notes[2]	$ 240.4	
Revolving Credit Line	$ 0.0	
Letter of Credit Collateral[3]	$ 68.9	
Cash, cash equivalents and restricted cash[4]		$ 196.1
Net Debt		**$ 113.2**

Note: Figures may not be clerically accurate due to rounding.

1) Debt excluding leases and forgivable loans of $14.9 million. Excludes unamortized deferred financing fees and unamortized gain.

2) Includes $70 million redemption of 8.125% Senior Notes due 2026.

3) Letter of Credit Collateral under the Axos Credit Facility is on B&W's balance sheet in Restricted & Long-Term Restricted Cash offset by debt. The previous PNC/MSD letter of credit facility and associated collateral was not required to be included on B&W's balance sheet.

4) Includes $70 million redemption of 8.125% Senior Notes due 2026 and $65 million equity raise.



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© 2025 Babcock & Wilcox Enterprises, Inc. All rights reserved.

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . © 2025 Babcock & Wilcox Enterprises, Inc. All rights reserved.16 KEY TECHNOLOGIES AND CAPABILITIES

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . © 2025 Babcock & Wilcox Enterprises, Inc. All rights reserved.17 KEY TECHNOLOGIES: STEAM GENERATION Utility Boilers High pressure, high efficiency, high capacity, low emissions Fuel: Coal, oil, natural gas, multi-fuel Natural Gas-Fired and Other Industrial Water-Tube and Fire-Tube Boilers Bottom- or top-supported, shop- or field-assembled Fuel: Natural gas, oil, CO, waste heat and gases Heat Recovery Steam Generator Components Pressure parts, casing, ducting, drums, housing and frames Fuel: Waste heat and gases Renewable Energy Boilers Reduces dependency on landfills and reduces methane gas emissions Fuel: Municipal solid waste, refuse derived fuel Biomass-Fired Boilers Carbon-neutral technology Fuel: Wood, wood waste, straw, sludge Process Recovery Boilers Single-drum, industry-standard unit for improved mill operation Fuel: Black liquor

KEY TECHNOLOGIES:
IGNITORS, FLAME SCANNERS AND CONTROLS









FPS®

Designed for safety, reliability and fuel flexibility

- Natural gas conversions from oil- or coal-firing
- Alternative energy fuels such as hydrogen, biodiesel, methanol and biogas
- Burner management and controls for complete turnkey system capability
- Flame scanning capability can be effectively implemented on any industrial application
- Technologies can be utilized for new construction or retrofit projects
- Safety standards conforming to National Fire Protection Association (NFPA) classes

PROVEN TECHNOLOGIES WITH INSTALLATIONS IN MORE THAN 70 COUNTRIES, INCLUDING MORE THAN 11,000 IGNITORS







BABCOCK & WILCOX ENTERPRISES, INC. 18
© 2025 Babcock & Wilcox Enterprises, Inc. All rights reserved.

KEY TECHNOLOGIES:

EMISSIONS CONTROL



Pre-Treatment for Post-Combustion Carbon Capture

- Wet and Dry Scrubbers, Sorbent Injection, Electrostatic Precipitators, Fabric Filters, Selective Catalytic Reduction Systems
- Complements SolveBright™ Process, Other Post-Combustion Technologies



Particulate Control

- Pulse Jet Fabric Filters / Baghouses
- Wet and Dry Electrostatic Precipitators
- Wet Particulate Scrubbers
- Multiclone® Dust Collectors



SO_2 / Acid Gas Control

- Wet or Seawater Flue Gas Desulfurization Systems
- Semi-Dry Flue Gas Desulfurization Systems (Spray Dry Absorbers, Circulating Dry Scrubbers)
- Wet Electrostatic Precipitators and Dry Sorbent Injection



NO_X Control

- Selective Catalytic and Non-Catalytic Reduction
- Low NO_X Burners and Combustion Systems



Mercury

- Powdered Activated Carbon Injection
- Absorption Plus™, MercPlus™, Mitagent™ Additives



Wastewater Elimination

- Wastewater Evaporation System via Spray Drying



SO_3 / Acid Mist Control

- Wet Electrostatic Precipitators
- Dry Sorbent Injection

BABCOCK & WILCOX ENTERPRISES, INC.
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© 2025 Babcock & Wilcox Enterprises, Inc. All rights reserved.

KEY CAPABILITIES:

AFTERMARKET SERVICES

UPGRADES & RETROFITS	**Maintaining/improving plant operation:** Projects for extending the life of power, process and environmental equipment
REPLACEMENT PARTS	**Supplying components for system reliability:** High-quality standard or custom-engineered pressure and non-pressure parts
OPTIMIZATION SYSTEMS	**Enhancing efficiency with proven technology:** Diagnostic, monitoring, tuning and control systems for combustion and cleaning equipment
ENGINEERING SERVICES	**Evaluating options for improved performance:** Expert people, tools and processes to measure, model, design, deliver, train and project manage
CONSTRUCTION	**Adding value through constructability:** Safe execution of new installation, retrofits, system maintenance/repair, plant modifications










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© 2025 Babcock & Wilcox Enterprises, Inc. All rights reserved.

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . © 2025 Babcock & Wilcox Enterprises, Inc. All rights reserved.21 B&W’S EMERGING TECHNOLOGIES

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . © 2025 Babcock & Wilcox Enterprises, Inc. All rights reserved.22 BRIGHTLOOP STEAM, HYDROGEN AND SYNGAS PRODUCTION

PREPARING FOR THE FUTURE

GAME CHANGING TECHNOLOGY FOR THE FUTURE – TODAY



Fe_2O_3
CO_2
FUEL REACTOR
FUEL
FeO
OXYGEN DEPLETED AIR
STEAM FOR POWER
AIR REACTOR
AIR IN

STEAM

Scalable alternative for baseload steam generation

Utilize readily available fuels for energy security

Future-proof - Capture CO_2 now or in the future



$CO_2 + H_2O$
FUEL
FUEL REACTOR
FE_2O_3
OXYGEN DEPLETED AIR
HYDROGEN
STEAM
HYDROGEN REACTOR
FE_3O_4
AIR IN
AIR REACTOR

HYDROGEN

Hydrogen from multiple feedstocks

Competitive hydrogen cost

Scalable for a range of applications

High rate of carbon captured



Fe_2O_3
FUEL
FUEL REACTOR
SYNGAS
FeO
OXYGEN DEPLETED AIR
STEAM FOR POWER
AIR REACTOR
AIR IN

SYNGAS

High quality, low carbon syngas from biomass which is scalable to match downstream technologies

BABCOCK & WILCOX ENTERPRISES, INC. 23
© 2025 Babcock & Wilcox Enterprises, Inc. All rights reserved.

BACKED BY SIGNIFICANT RESEARCH AND INVESTMENT

TOTAL R&D INVESTMENT

$300M+

DOE GRANTS – STATE GRANTS – OHIO STATE – B&W

EXTENSIVE TESTING AND DEVELOPMENT



3,000+

STARTUP / SHUTDOWNS
OPERATING HOURS

- Nearly 160 years of commitment to finding a better way to **generate power**
- Decades of **researching, engineering and refining** BrightLoop technology
- Proven **experience** in taking technology development from concept to lab to pilot to commercial scale, then going even bigger
- Technology is not just ready for deployment; it's **B&W ready**

BABCOCK & WILCOX ENTERPRISES, INC. 24
© 2025 Babcock & Wilcox Enterprises, Inc. All rights reserved.

BRIGHTLOOP™ HYDROGEN PRODUCTION PROGRESS

BRIGHTLOOP EVOLUTION

1994-2004



Laboratory Scale

RESEARCH STAGE (Complete)

2008



Sub-Pilot with The Ohio State University and B&W

SUB-PILOT SCALE (Complete)

2014



Steam & Hydrogen

National Carbon Capture Center in Alabama

PILOT SCALE (Complete)

2017



Coal Direct Chemical Looping

Barberton, Ohio

PILOT SCALE (Complete)

2027



SMALL SCALE

1-5 Tonnes Per Day Hydrogen Projected Output

IN PROGRESS

2029



MEDIUM SCALE

10-50 Tonnes Per Day Hydrogen Projected Output

IN PROGRESS

2032



LARGE SCALE

100-250 Tonnes Per Day Hydrogen Projected Output

BABCOCK & WILCOX ENTERPRISES, INC.
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© 2025 Babcock & Wilcox Enterprises, Inc. All rights reserved.

KEY TECHNOLOGIES:

FLUE GAS TREATMENT FOR CARBON CAPTURE

- To optimize carbon capture on solvent-based scrubbing technologies, reductions in various pollutants found in the incoming flue gas are required
- Our solutions include technologies for acid gases, particulate and acid mist, NO_x and mercury



SOx
PM
NOx
FLUE GAS
H2O
Hg
PRE-TREATMENT TECHNOLOGIES
CARBON CAPTURE

THE WORLDWIDE LEADER IN FLUE GAS PRE-TREATMENT TECHNOLOGIES FOR POST-COMBUSTION CARBON CAPTURE



300+
Wet Scrubber Installations



90+
Dry Scrubber Installations



260+
Wet ESP Installations



490+
Dry ESP Installations



1,000+
Fabric Filters Installations



35+
Sorbent Injection Installations



100+
SCR Installations

BABCOCK & WILCOX ENTERPRISES, INC.
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© 2025 Babcock & Wilcox Enterprises, Inc. All rights reserved.

CARBON CAPTURE TECHNOLOGIES

SolveBright™
POST-COMBUSTION CARBON CAPTURE



Solvent-based, post-combustion technology

Offers solvent flexibility to accommodate customer preference

OxyBright™
OXYGEN-FUEL COMBUSTION


ASU (Oxygen supply)
Boiler
Wet FGD
Direct Contact Cooler
Fabric Filter
Coal Pulverizers
CPU (CO_2 Compression)

Can be retrofitted onto existing boilers or engineered and supplied for new boiler installations

Offers application with both gaseous and solid fuels

THE B&W ADVANTAGE

Expertise gained from decades of leadership in combustion technologies and emissions control provides total solutions support

Experience across wide range of industries

93 active patents related to carbon capture technology

EMERGING TECHNOLOGIES INCLUDE:

Long-Duration Energy Storage

Green Steam

Direct Air Capture

B&W IS AT THE FOREFRONT OF DEVELOPING AND DEPLOYING EFFICIENT AND EFFECTIVE TECHNOLOGIES TO CAPTURE CO_2

BABCOCK & WILCOX ENTERPRISES, INC. 27
© 2025 Babcock & Wilcox Enterprises, Inc. All rights reserved.

BIOENERGY WITH CARBON CAPTURE AND SEQUESTRATION (BECCS)

B&W's biomass boilers paired with either OxyBright™ or SolveBright™ produce carbon-negative energy with a -**2,500**gCO_2e/kWh **carbon intensity**

OxyBright™ with B&W's renewable energy solution could produce carbon-negative energy with a -**1,000** gCO_2e/kWh **carbon intensity**

Our negative carbon intensity (-2,500 gCO_2e/kWh) is **nearly seven times more negative than the U.S. grid is positive** (+373 gCO_2e/kWh)



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